UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2017

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192
333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163
1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	PPL Corporation
[ ]	LG&E and KU Energy LLC
[ ]	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]	PPL Corporation
[ ]	LG&E and KU Energy LLC
[ ]	Kentucky Utilities Company

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On November 14, 2017, Kentucky Utilities Company ("KU" or the "Company") issued a press release announcing that it anticipates retiring two older, coal-fired electric generating units at the E.W. Brown generating station, in February 2019.

KU does not anticipate that the retirements will have a material impact on its operations or financial condition or require material changes from previously disclosed estimates of future capital expenditures.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press release dated November 14, 2017 of Kentucky Utilities Company.

Statements in this report regarding future events and their timing, including the proposed transactions contemplated by the Company, as well as statements as to future costs or expenses, regulation, corporate strategy and performance, are "forward-looking statements" within the meaning of the federal securities laws.  Although the Company believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: the progress or course of retirement; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; market demand and prices for electricity or gas; political, regulatory or economic conditions in states and regions where the Company conducts business; and new state or federal legislation, including new environmental legislation or regulation.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's, LG&E and KU Energy LLC's and the Company's Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

Dated:  November 20, 2017